EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 (the “Report”) by Sino Gas International Holdings, Inc. (the “Registrant”), I, Yuchuan Liu, hereby certify that:

1. To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 16, 2007	By:	/s/ Yuchuan Liu
Name: Yuchuan Liu
Title: Chief Executive Officer